BLACKROCK FUNDSSM

BlackRock Multi-Manager Alternative Strategies Fund

(the “Fund”)

Supplement dated February 27, 2015 to the Statement of Additional Information of the Fund, dated December 29, 2014

Pursuant to action taken by the Board of Trustees of BlackRock FundsSM, Achievement Asset Management LLC will serve as a sub-adviser to the Fund.

Effective immediately, the following change is made to the Fund’s Statement of Additional Information:

The section entitled “Management, Advisory and Other Service Arrangements — Sub-Advisers” is hereby amended to add the following:

Achievement Asset Management LLC, 141 West Jackson Boulevard, Suite 800, Chicago, Illinois 60604, serves as a Sub-Adviser to the Fund.

Shareholders should retain this Supplement for future reference.

SAI-MMAS-0215SUP